MERRILL LYNCH
MUNICIPAL
INTERMEDIATE
TERM FUND



[FUND LOGO]
STRATEGIC
          Performance



Quarterly Report
January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011                                             #10437 -- 1/98



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MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Officers and
Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



     Merrill Lynch Municipal Intermediate Term Fund, January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the three months ended January 31, 1998, long-term bond yields declined to recent historic lows. While the positive combination of moderate economic growth and low inflation continued to support lower interest rates, much of the recent decline in bond yields was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20%, compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
During the three months ended January 31, 1998, we continued to follow the portfolio strategy that was adopted in the October 31, 1997 quarter. We essentially maintained our strategy of being fully invested and concentrated on the purchase of premium coupon issues with extended call protection in high-tax states. Over the quarter, we took advantage of some market aberrations by selling some Baa-rated and A-rated issues and buying Aaa-rated and Aa-rated securities because the yield spread became too compressed between the ratings as intermediate-term yields declined. We will continue to seek to exploit these anomalies in the marketplace as opportunities present themselves.

Looking ahead, we believe the outlook for the municipal market appears favorable, with stable-to-lower economic growth and limited inflation. Therefore, we anticipate maintaining our fully invested stance in the upcoming months as we seek to enhance the Fund's dividend yield and price appreciation potential.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Intermediate Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WILLIAM R. BOCK
William R. Bock
Vice President and
Portfolio Manager

February 27, 1998



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual
Total Return

                                  % Return Without     % Return With
                                    Sales Charge       Sales Charge**
Class A Shares*
Year Ended 12/31/97                     +8.65%             +7.57%
Five Years Ended 12/31/97               +6.14              +5.93
Inception (10/31/88) through 12/31/97   +6.84              +6.73

 * Maximum sales charge is 1%.
** Assuming maximum sales charge.


                                      % Return            % Return
                                    Without CDSC         With CDSC**
Class B Shares*
Year Ended 12/31/97                     +8.31%             +7.31%
Five Years Ended 12/31/97               +5.81              +5.81
Ten Years Ended 12/31/97                +6.67              +6.67

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                      % Return            % Return
                                    Without CDSC         With CDSC**
Class C Shares*
Year Ended 12/31/97                     +8.29%             +7.29%
Inception (10/21/94) through 12/31/97   +6.88              +6.88

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                  % Return Without     % Return With
                                    Sales Charge       Sales Charge**
Class D Shares*
Year Ended 12/31/97                     +8.55%             +7.46%
Inception (10/21/94) through 12/31/97   +7.12              +6.79

 * Maximum sales charge is 1%.
** Assuming maximum sales charge.





Performance
Summary --
Class A Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed             Dividends Paid*          % Change**

10/31/88 -- 12/31/88     $9.45            $9.29                  --                      $0.117                - 0.45%
1989                      9.29             9.41                  --                       0.606                + 8.07
1990                      9.41             9.31                  --                       0.594                + 5.45
1991                      9.31             9.73                  --                       0.597                +11.28
1992                      9.73             9.89                  --                       0.582                + 7.88
1993                      9.89            10.42                  --                       0.538                +11.04
1994                     10.42             9.52                  --                       0.521                - 3.69
1995                      9.52            10.13                  --                       0.519                +12.13
1996                     10.13             9.99                  --                       0.470                + 3.39
1997                      9.99            10.39                  --                       0.443                + 8.65
1/1/98 -- 1/31/98        10.39            10.44                  --                       0.030                + 0.84
                                                                                   Total $5.017
                                                                       Cumulative total return as of 1/31/98:  +85.02%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance
Summary --
Class B Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed             Dividends Paid*          % Change**

11/26/86 -- 12/31/86     $10.00          $9.94                   --                     $0.030                 - 0.10%
1987                       9.94           9.27                   --                      0.579                 - 1.09
1988                       9.27           9.29                   --                      0.564                 + 6.43
1989                       9.29           9.41                   --                      0.577                 + 7.74
1990                       9.41           9.31                   --                      0.566                 + 5.14
1991                       9.31           9.73                   --                      0.568                 +10.94
1992                       9.73           9.89                   --                      0.552                 + 7.55
1993                       9.89          10.42                   --                      0.507                 +10.71
1994                      10.42           9.52                   --                      0.490                 - 3.99
1995                       9.52          10.13                   --                      0.488                 +11.79
1996                      10.13           9.99                   --                      0.438                 + 3.07
1997                       9.99          10.39                   --                      0.411                 + 8.31
1/1/98 -- 1/31/98         10.39          10.44                   --                      0.028                 + 0.82
                                                                                  Total $5.798
                                                                       Cumulative total return as of 1/31/98:  +90.07%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class C Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed             Dividends Paid*          % Change**

10/21/94 -- 12/31/94     $9.70           $9.52                  --                      $0.093                - 0.89%
1995                      9.52           10.13                  --                       0.493                +11.84
1996                     10.13            9.99                  --                       0.436                + 3.04
1997                      9.99           10.39                  --                       0.409                + 8.29
1/1/98 -- 1/31/98        10.39           10.43                  --                       0.028                + 0.72
                                                                                  Total $1.459
                                                                      Cumulative total return as of 1/31/98:  +24.59%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance
Summary --
Class D Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed             Dividends Paid*          % Change**

10/21/94 -- 12/31/94     $9.70            $9.52                  --                      $0.100                 - 0.81%
1995                      9.52            10.13                  --                       0.509                 +12.02
1996                     10.13             9.99                  --                       0.460                 + 3.29
1997                      9.99            10.39                  --                       0.432                 + 8.55
1/1/98 -- 1/31/98        10.39            10.44                  --                       0.030                 + 0.84
                                                                                   Total $1.531
                                                                        Cumulative total return as of 1/31/98:  +25.62%**
 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Recent
Performance
Results
                                                                                              12 Month         3 Month
                                                 1/31/98        10/31/97        1/31/97       % Change        % Change

Class A Shares*                                 $10.44          $10.23          $9.95          +4.92%           +2.05%
Class B Shares*                                  10.44           10.23           9.95          +4.92            +2.05
Class C Shares*                                  10.43           10.23           9.95          +4.82            +1.96
Class D Shares*                                  10.44           10.23           9.95          +4.92            +2.05
Class A Shares -- Total Return*                                                                +9.57(1)         +3.15(2)
Class B Shares -- Total Return*                                                                +9.23(3)         +3.07(4)
Class C Shares -- Total Return*                                                                +9.11(5)         +2.96(6)
Class D Shares -- Total Return*                                                                +9.46(7)         +3.12(8)
Class A Shares -- Standardized 30-day Yield       3.87%
Class B Shares -- Standardized 30-day Yield       3.59%
Class C Shares -- Standardized 30-day Yield       3.58%
Class D Shares -- Standardized 30-day Yield       3.77%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.441 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.111 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.409 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.102 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.407 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.102 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.430 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.108 per share ordinary income dividends.




PORTFOLIO COMPOSITION

For the Quarter Ended January 31, 1998

Top Ten States*

California                                                     22.34%
Washington                                                     15.39
New York                                                       12.00
Ohio                                                            6.03
Wisconsin                                                       5.46
Alaska                                                          4.94
New Jersey                                                      3.24
Oregon                                                          2.89
Utah                                                            2.88
Michigan                                                        2.88
                                                             -------
Total Top Ten                                                  78.05
Total Others                                                   21.95
                                                             -------
Total Portfolio                                               100.00%
                                                             =======

Net assets as of January 31, 1998 were $220,882,671.



[GRAPHIC OMITTED: PIE CHART OF QUALITY RATINGS*
(BASED ON NATIONALLY RECOGNIZED RATING SERVICES)]

Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa -- 42%
AA/Aa -- 25%
A/A -- 17%
BBB/Baa -- 7%
NR+ -- 1%
Other++ -- 8%

 * Based on total market value of the portfolio as of January 31, 1998. + Not Rated.
++ Temporary investments in short-term municipal securities.